                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 28, 2006

STRUCTURED ASSET MORTGAGE  INVESTMENTS II INC. (as company under a Pooling and Servicing  Agreement dated as of April 1, 2006 providing for, inter alia, the issuance of GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3)

                                         (Exact name of registrant as specified in its charter)

              Delaware                                 333-132232                              30-0183252
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   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                     383 Madison Avenue
                     New York, New York                                                   10179
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           (Address of principal executive office)                                     (Zip Code)

                                                   (212) 272-2000
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                               (Registrant's telephone number, including area code )

                                                     N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                 Other Events.

The  consolidated  financial  statements of the Certificate  Insurer and  subsidiaries as of December 31, 2005 and 2004 and for each of the years in the  three-year  period  ended  December  31,  2005,  prepared  in  accordance  with U.S.  generally  accepted  accounting principles,  included  in the Annual  Report on Form 10-K of Ambac  Financial  Group,  Inc.  (which was filed with the  Securities  and
Exchange Commission (the "Commission") on March 13, 2006;  Commission File No. 1-10777),  and the current reports on Form 8K filed with the  Commission  on April 26,  2006,  as they  relate to the  Certificate  Insurer,  are hereby  incorporated  by  reference  into this prospectus  supplement and shall be deemed to be a part hereof. Any statement  contained in a document  incorporated in this prospectus supplement by reference shall be modified or superseded for the purposes of this  prospectus  supplement to the extent that a statement contained in this  prospectus  supplement  by reference  also  modifies or  supersedes  such  statement.  Any  statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus supplement.

Item 9.01.                 Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  23.1     Consent of KPMG Independent Registered Public Accounting Firm of  Ambac
                           Assurance Corporation.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (Registrant)

                                                     By:  /s/ Baron Silverstein
                                                          Name: Baron Silverstein
                                                          Title:       Vice President

Dated:  April 28, 2006

                                                             Exhibit 23.1

                                       CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-132232) of Structured Asset  Mortgage Investments
II Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant relating to GreenPoint Mortgage Funding Trust 2006-AR3
(the "Prospectus Supplement") of our report dated March 10, 2006 on the consolidated financial statements of Ambac Assurance
Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31,
2005, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and
Exchange Commission on March 13, 2006, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG

New York, New York
April 26, 2006